Summary Prospectus

Alpine Accelerating Dividend Fund
Trading Symbol: AADDX
February 27, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature.  You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com.  The Fund’s prospectus and statement of additional information, both dated February 27, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The primary investment objective of the Alpine Accelerating Dividend Fund (the “Accelerating Dividend Fund”) is income.  The Accelerating Dividend Fund also focuses on long-term growth of capital as a secondary investment objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed within less than two months of purchase)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	4.26%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses	5.33%
Less: Fee Waiver / Expense Reimbursements (1)	-3.91%
Total Annual Fund Operating Expenses after Fee Waiver / Expense Reimbursement	1.42%
(1)   The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to ensure that ordinary operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.35% of the Fund’s average net assets.  Subject to annual approval by the Board of Trustees, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$145	$1,245	$2,338	$5,040

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies
To achieve its objective, under stable market conditions, the Accelerating Dividend Fund will invest at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends. The Accelerating Dividend Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”). Under normal circumstances, the Accelerating Dividend Fund expects to invest in the equity securities of U.S. issuers, as well as in non-U.S. issuers.  The Fund may also invest in other investment companies, including exchange-traded funds.

The Accelerating Dividend Fund combines three research driven investment strategies — dividend, growth and value — to generate sustainable distributed dividend income and to identify issuers globally with the potential for accelerating dividends and capital appreciation.  The Accelerating Dividend Fund seeks to invest in issuers with a history of or potential for “accelerating dividends,” dividends that increase over time and where the amount of such increases grows over time.  In selecting issuers, the Adviser will analyze each company’s dividend history, free cash flow and dividend payout ratios to assess that company’s potential to provide accelerating dividends as well the sustainability of dividend growth.  The Accelerating Dividend Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector or industry.  The Adviser also pursues a dividend capture strategy which involves purchasing a security for its dividend, capturing the dividend, and then selling the security to buy another that is about to pay a dividend.

The Accelerating Dividend Fund intends to invest in the equity securities of U.S. and foreign issuers, including those in emerging markets. The Accelerating Dividend Fund is not restricted with respect to how much it may invest in the issuers of any single country or the amount it may invest in non-U.S. issuers, provided the Accelerating Dividend Fund limits its investments in countries that are considered emerging markets to no more than 25% of the Accelerating Dividend Fund’s net assets at any one time.  An “emerging market” country is any country that is listed on the MSCI Emerging Market Index.  Allocation of the Accelerating Dividend Fund’s assets among countries is dependent on the economic outlook of those countries and the dividends available in their markets.  The Adviser expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 150% on an annual basis.

Principal Investment Risks
An investment in the Accelerating Dividend Fund, like any investment, is subject to certain risks.  The value of the Accelerating Dividend Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Accelerating Dividend Fund’s shares to increase or decrease. You could lose money by investing in the Accelerating Dividend Fund.  By itself, the Accelerating Dividend Fund does not constitute a balanced investment program.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

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Dividend Strategy Risk — It is difficult to anticipate the level of dividends that issuers will pay in any given time frame. There can be no assurance that issuers that have paid accelerating dividends in the past will continue to do so in the future.

•	Value Stock Risk — Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.
•	Growth Stock Risk — The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
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Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

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Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets.  Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments.  These risks may be greater in emerging markets.

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Emerging Market Securities Risk — The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

•	Management Risk — The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.
•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.
•
Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Performance
The following bar chart and table illustrates the risk of investing in the Accelerating Dividend Fund.  The information below illustrates how the Fund’s performance has varied and the risks of investing in the Fund by showing its highest and lowest quarterly returns.  The table following the bar chart compares the performance of the Accelerating Dividend Fund to the Accelerating Dividend Fund’s benchmark indices.  As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.  Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Accelerating Dividend Fund
Calendar Year Total Returns as of 12/31 Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
14.26%	9/30/09	-5.92%	3/31/09

Average Annual Total Returns
(For the periods ending December 31, 2009)

Alpine Accelerating Dividend Fund	1 Year	Since Inception 11/3/2008
Return Before Taxes	22.94%	20.96%
Return After Taxes on Distributions	22.51%	20.59%
Return After Taxes on Distributions and Sale of Fund Shares	14.91%	17.64%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	17.59%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	22.68%	15.88%
Lipper Equity Income Funds Average	22.87%	21.12%

After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management
Investment Adviser
Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Manager
Mr. Samuel A. Lieber, Chief Executive Officer of the Adviser since 1997, Mr. Stephen A. Lieber, Chief Investment Officer of the Adviser since 2003, and Mr. David Burg, Portfolio Manager, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since its inception, its inception and 2010, respectively.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary.  The minimum initial amount of investment in the Fund is $1,000.  There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.